Exhibit 99.3

Lincoln Financial Group
March 31, 2008
General Account Supplement

This document is dated April 29, 2008. The data contained in this document may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Available For Sale (AFS) by Industry Classifications
Amounts in Millions

	As of 3/31/2008					As of 12/31/2007
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	11,094	194	(573)	10,715	19.4%	11,234	187	(300)	11,121	19.8%
Basic Industry	2,148	58	(67)	2,139	3.8%	2,148	52	(35)	2,165	3.8%
Capital Goods	2,685	80	(40)	2,725	4.9%	2,665	66	(16)	2,715	4.8%
Communications	2,865	85	(100)	2,850	5.1%	2,903	123	(46)	2,980	5.3%
Consumer Cyclical	3,048	59	(130)	2,977	5.4%	3,038	56	(94)	3,000	5.3%
Consumer Non-Cyclical	4,010	122	(44)	4,088	7.3%	3,898	101	(25)	3,974	7.1%
Energy	2,679	143	(25)	2,797	5.0%	2,688	121	(14)	2,795	5.0%
Technology	656	18	(6)	668	1.1%	660	15	(5)	670	1.2%
Transportation	1,351	49	(44)	1,356	2.4%	1,409	39	(19)	1,429	2.5%
Industrial Other	712	24	(8)	728	1.3%	710	22	(6)	726	1.3%
Utilities	8,262	254	(114)	8,402	15.2%	8,051	195	(77)	8,169	14.5%
ABS
CDO / CLN [1]	1,050	10	(441)	619	1.1%	996	8	(205)	799	1.4%
CRE CDO	62	-	(9)	53	0.1%	42	-	(4)	38	0.1%
MBS CDO	-	-	-	-	0.0%	1	-	-	1	0.0%
Credit Card	160	-	(14)	146	0.3%	160	1	(2)	159	0.3%
Home Equity	1,195	5	(177)	1,023	1.8%	1,209	4	(76)	1,137	2.0%
Manufactured Housing	158	7	(5)	160	0.3%	161	7	(5)	163	0.3%
Auto Loan	3	-	-	3	0.0%	4	-	-	4	0.0%
Other	228	8	(7)	229	0.4%	235	4	(1)	238	0.4%
CMBS
Non-Agency Backed	2,637	30	(181)	2,486	4.5%	2,711	48	(70)	2,689	4.8%
CMOs
Agency Backed	4,686	126	(28)	4,784	8.6%	4,547	74	(19)	4,602	8.2%
Non-Agency Backed	2,328	4	(301)	2,031	3.7%	2,347	10	(110)	2,247	4.0%
Pass Thrus
Agency Backed	1,120	28	(2)	1,146	2.1%	933	18	(2)	949	1.7%
Non-Agency Backed	151	-	(19)	132	0.2%	153	1	(4)	150	0.3%
Municipals
Taxable	131	6	-	137	0.2%	133	5	-	138	0.2%
Tax-Exempt	6	-	-	6	0.0%	6	-	-	6	0.0%
Government/Gov Agencies
United States	1,255	137	(2)	1,390	2.5%	1,261	108	(4)	1,365	2.4%
Foreign	1,667	101	(31)	1,737	3.1%	1,663	92	(19)	1,736	3.1%
Redeemable Preferred Stock	102	2	(7)	97	0.2%	103	9	(1)	111	0.2%

AFS - Fixed Maturities	56,449	1,550	(2,375)	55,624	100.0%	56,069	1,366	(1,159)	56,276	100.0%
AFS - Equities	556	7	(89)	474		548	13	(43)	518
Total AFS Securities	57,005	1,557	(2,464)	56,098		56,617	1,379	(1,202)	56,794
Trading Securities [2]	2,506	288	(80)	2,714		2,512	265	(47)	2,730
Total AFS & Trading Securities	59,511	1,845	(2,544)	58,812		59,129	1,644	(1,249)	59,524

[1] Includes amortized cost of $850 million as of 3/31/08 and 12/31/2007, related to Credit-Linked Notes. For additional information, see "Credit-Linked Notes (CLN)" disclosure starting on page 156 of the 2007 10K.

[2] The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.
Note: The change in gross unrealized losses from 12/31/2007 to 3/31/2008, was $1.2 billion.  This increase was distributed among the following rating categories:
AAA=19%; AA=29%; A=22%; BBB=20%; BB&Below=10%.

Lincoln Financial Group
AFS - Exposure to Residential MBS and Related Collateral
As of 3/31/2008
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
RMBS	8,093	8,285	5,849	5,714	1,389	1,576	855	995	-	-
ABS	1,023	1,195	-	-	-	-	372	416	651	779
Total	9,116	9,480	5,849	5,714	1,389	1,576	1,227	1,411	651	779

Rating
AAA	8,417	8,546	5,808	5,674	1,104	1,200	1,000	1,094	505	578
AA	478	629	20	20	248	326	168	228	42	55
A	155	210	21	20	16	22	40	61	78	107
BBB	35	53	-	-	7	14	4	5	24	34
BB and below	31	42	-	-	14	14	15	23	2	5
Total	9,116	9,480	5,849	5,714	1,389	1,576	1,227	1,411	651	779

Origination Year
2004 and prior	4,385	4,405	3,248	3,168	415	448	392	419	330	370
2005	1,582	1,686	808	806	257	286	295	337	222	257
2006	1,093	1,264	309	304	245	298	440	510	99	152
2007 and forward	2,056	2,125	1,484	1,436	472	544	100	145	-	-
Total	9,116	9,480	5,849	5,714	1,389	1,576	1,227	1,411	651	779

Note: This table does not include the fair value of trading securities totaling $217 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $217 million in trading securities consisted of $161 million prime, $38 million alt-a, and $18 million subprime.

Lincoln Financial Group
AFS - Asset Backed Securities - Consumer Loan
As of 3/31/2008
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Total	149	163	146	160	3	3

Rating
AAA	118	130	115	127	3	3
BBB	31	33	31	33
Total	149	163	146	160	3	3

[1] - Additional indirect credit card exposure through structured securities is excluded from this table.
See "Credit-Linked Notes (CLN)" disclosure starting on page 156 of the 2007 10K.

Note: This table does not include the fair value of trading securities totaling $5 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $5 million in trading securities consisted of credit card securities.

Lincoln Financial Group
AFS - Commercial Mortgage Backed Securities
As of 3/31/2008
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	2,486	2,637	2,348	2,469	138	168	-	-
CRE CDOs	53	62	-	-	-	-	53	62
Total	2,539	2,699	2,348	2,469	138	168	53	62

Rating
AAA	1,806	1,847	1,699	1,730	76	78	31	39
AA	406	452	392	432	11	17	3	3
A	221	275	153	188	49	67	19	20
BBB	84	104	82	98	2	6	-	-
BB and below	22	21	22	21	-	-	-	-
Total	2,539	2,699	2,348	2,469	138	168	53	62

Origination Year
2004 and prior	1,822	1,856	1,718	1,750	81	82	23	24
2005	389	446	337	370	42	61	10	15
2006	217	267	182	219	15	25	20	23
2007	111	130	111	130	-	-	-	-
Total	2,539	2,699	2,348	2,469	138	168	53	62

Note: This table does not include the fair value of trading securities totaling $104 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $104 million in trading securities consisted of $101 million CMBS and $3 million CRE CDOs.

Lincoln Financial Group
Commercial Mortgage Loan Portfolio Net of Reserves
As of 3/31/2008
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amt $	%	State	Amt $	%
Apartment	751	10%	CA	1,539	20%
Retail	1,825	24%	TX	615	8%
Office Building	2,543	34%	MD	429	6%
Industrial	1,928	26%	VA	345	5%
Hotel/Motel	332	4%	FL	330	4%
Mixed Use	43	1%	AZ	325	4%
Other Commercial	110	1%	WA	301	4%
Total	7,532	100%	IL	294	4%
			NC	288	4%
			TN	281	4%
Geographic Region	Amt $	%	PA	272	4%
New England	187	2%	GA	247	3%
Middle Atlantic	522	7%	OH	225	3%
East North Central	838	11%	NV	212	3%
West North Central	437	6%	IN	192	3%
South Atlantic	1,756	24%	NJ	149	2%
East South Central	400	5%	MN	140	2%
West South Central	666	9%	MA	127	2%
Mountain	744	10%	MO	111	1%
Pacific	1,982	26%	1% and under	1,110	14%
Total	7,532	100%	Total	7,532	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 3/31/2008
Amounts in Millions

Monoline Name	Direct Exposure	Insured Bonds [1]	Total Amortized Cost	Total Unrealized Gain	Total Unrealized (Loss)	Total Market Value
AMBAC	-	110	110	3	(4)	109
CAPMAC	-	4	4	-	-	4
FGIC	6	55	61	1	(5)	57
FSA	-	41	41	2	-	43
MBIA	12	77	89	4	(4)	89
MGIC	11	8	19	-	(2)	17
PMI GROUP INC	27	-	27	-	(6)	21
RADIAN GROUP INC	19	-	19	-	(7)	12
SECURITY CAPITAL ASSURANCE LTD	2	-	2	-	-	2
XL CAPITAL LTD	72	65	137	2	(11)	128
Total	149	360	509	12	(39)	482

[1] - Additional indirect insured exposure through structured securities is excluded from this table. See "Credit-Linked Notes (CLN)" disclosure starting on page 156 of the 2007 10K.

Note: This table does not include the fair value of trading securities totaling $33 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $33 million in trading securities consisted of $11 million of Direct Exposure and $22 million of Insured Exposure.
This table also excludes insured exposure totaling $15 million for a guaranteed investment tax credit partnership.